Exhibit 99.1

MEDIA CONTACT:	Fraser Engerman 414-524-2733

INVESTOR CONTACT:	Antonella Franzen 609-720-4665 Ryan Edelman 609- 720-4545

Johnson Controls board of directors approves separation of Adient

Adient shares expected to begin trading on the NYSE Oct. 31, 2016

Cork, Ireland, Sept. 8, 2016 — Johnson Controls (NYSE: JCI) today announced its board of directors has approved the previously announced spin-off of its global automotive seating and interiors business.  The transaction will result in two independent, publicly traded companies: Johnson Controls International plc and Adient plc.  The spin-off is expected to be completed on Oct. 31, 2016.

At the time of the separation, Adient will be the world’s largest global automotive seating supplier, supporting all major automakers in differentiating vehicles through superior quality, technology and performance. Johnson Controls will continue to operate as a global leader in building products and technology, integrated solutions and energy storage.

“Today’s announcement is an important step as Adient continues on its path toward becoming an independent company,” said incoming Adient Chairman and Chief Executive Officer R. Bruce McDonald. “As the market leader in the automotive seating industry, Adient is well-positioned for growth and margin expansion as we commit to reinvesting in the business on a global basis.”

The separation will occur by means of the declaration of a dividend in specie of the automotive seating and interiors business, to be effected by the transfer of the automotive seating and interiors business from Johnson Controls to Adient plc and the issuance of ordinary shares of Adient directly to holders of Johnson Controls ordinary shares on a pro rata basis.

The distribution is expected to occur prior to the open of business on Oct. 31, 2016.  Each Johnson Controls shareholder will receive one ordinary share of Adient for every 10 ordinary shares of Johnson Controls held as of the close of business on Oct. 19, 2016, the record date for the distribution. No fractional shares of Adient will be issued; Johnson Controls shareholders will receive cash in lieu of fractional shares. No action or payment is required by Johnson Controls shareholders to receive ordinary shares of Adient in the distribution.

Adient ordinary shares are expected to begin trading on the New York Stock Exchange (NYSE) on Oct. 31, 2016 under the symbol “ADNT.”  The company expects “when-issued” trading for Adient ordinary shares to begin Oct. 17, 2016 and continue through Oct. 28, 2016.

Beginning on Oct. 17, 2016 and continuing through Oct. 28, 2016, it is expected that there will be two markets in Johnson Controls ordinary shares: Johnson Controls shares that trade in the “regular-way” market will trade with an entitlement to Adient ordinary shares to be distributed pursuant to the distribution; shares that trade in the “ex-distribution” market will trade without an entitlement to Adient ordinary shares.

Adient Chairman and Chief Executive Officer R. Bruce McDonald and other members of the Adient executive management team will provide an in-depth review of Adient’s business, including Adient’s leading market positions, China operations and JV structure, innovative products and technology, financial expectations and FY 2017 outlook on Sept. 15, 2016, in New York City. To participate in the meeting via a live webcast, visit Johnson Controls’ Investor Relations website at http://investors.johnsoncontrols.com/.

Johnson Controls shareholders are urged to consult their financial and tax advisors regarding the particular consequences of the distribution in their situation, including, without limitation, the specific implications of selling Adient ordinary shares and the applicability and effect of any U.S. federal, state, local, and foreign tax laws. Johnson Controls shareholders who hold Johnson Controls ordinary shares before the distribution date should consult with their stockbroker, bank or other nominee to understand whether their Johnson Controls shares will be sold with or without the entitlement to Adient ordinary shares pursuant to the distribution.

Information regarding Adient and its business, including details of the separation and distribution, is included in Adient’s Registration Statement on Form 10, which Adient has filed with the U.S. Securities and Exchange Commission (“SEC”) and is available at http://www.sec.gov. The Registration Statement also identifies certain risks of owning Adient ordinary shares.

The separation and distribution of Adient ordinary shares is subject to the satisfaction of a number of customary conditions, including, among others, the SEC’s having declared effective the Form 10.  Johnson Controls’ Board of Directors may cancel the distribution at any time prior to the distribution.

About Johnson Controls

Johnson Controls is a global diversified technology and multi industrial leader serving a wide range of customers in more than 150 countries. Our 117,000 employees create intelligent buildings, efficient energy solutions, integrated infrastructure and next generation transportation systems that work seamlessly together to deliver on the promise of smart cities and communities. Our commitment to sustainability dates back to our roots in 1885, with the invention of the first electric room thermostat.  We are committed to helping our customers win and creating greater value for all of our stakeholders through strategic focus on our buildings and energy growth platforms. For additional information, please visit http://www.johnsoncontrols.com or follow us @johnsoncontrols on Twitter.

Cautionary Statement Regarding Forward-Looking Statements

Johnson Controls International plc has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Johnson Controls’ future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to:  uncertainties as to the timing of the spin-off and whether it will be completed, the possibility that various closing conditions for the spin-off may not be satisfied or waived, the expected tax treatment of the spin-off, the impact of the spin-off on the businesses of Johnson Controls and Adient, the risk that disruptions from the spin-off will harm Johnson Controls’ business, competitive responses to the spin-off, general economic and business conditions that affect Johnson Controls and Adient following the spin-off, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial arrangements.  A detailed discussion of risks related to Johnson Controls’ business is included in the section entitled “Risk Factors” in each of Johnson Controls, Inc.’s and Tyco International plc’s Annual Reports on Form 10-K for the 2015 fiscal year filed with the SEC on November 18, 2015 and November 13, 2015, respectively, and in the quarterly reports on Form 10-Q filed by each company with the SEC after such date, available at www.sec.gov and www.johnsoncontrols.com under the “Investors” tab, as well as the Form 10 registration statement filed by Adient Limited and the amendments thereto. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

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